UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

LEAFBUYER TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: July 21, 2021

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

LEAFBUYER TECHNOLOGIES, INC.

6888 S. Clinton Street, Suite 300

Greenwood Village, Co 80112

INFORMATION STATEMENT

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

To the Shareholders of Leafbuyer Technologies, Inc.

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders”) of the voting capital stock of Leafbuyer Technologies, Inc., a Nevada corporation (the “Company”), as of the close of business on June 30, 2021 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of the following action approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Written Consent”):

an amendment (the “Amendment”) to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000, par value $0.001 per share, to 700,000,000, par value $0.001 per share.

The Written Consent is the only shareholder approval required to effect the Amendment under the Nevada Revised Statutes, our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our shareholders, and our Board is not soliciting your consent or proxy in connection with the Corporate Action. The Amendment, as approved by the Written Consent, will not become effective filed with the Secretary of State of the State of Nevada, which shall not occur until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the majority shareholders consent to the Amendment in accordance with Section 78.320 of the Nevada Revised Statutes and notice prior to its effectiveness pursuant to Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about July 22, 2021.

Please feel free to call us at (720)-235-0099 should you have any questions on the enclosed Information Statement

By Order of the Board of Directors,

Date: July 21, 2021	By:	/s/ Kurt Rossner
Kurt Rossner
Chief Executive Officer and Director

LEAFBUYER TECHNOLOGIES, INC.

6888 S. Clinton Street, Suite 300

Greenwood Village, Co 80112

(720)-235-0099

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This information statement (this “Information Statement”) is being furnished to the stockholders of Leafbuyer, Inc., a Nevada corporation (the “Company,” “we,” “our” or “us”), as of June 30, 2021 (the “Record Date”) in connection with the approval of an amendment to the Company’s Articles of Incorporation to increase of the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) the Company is authorized to issue from 150,000,000 to 700,000,000.

Section 78.320 of the Nevada Revised Statutes permits that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On June 29, 2021, the Board approved the Amendment. On June 30, 2021, the stockholders having voting power of a majority of the Company’s voting stock entitled to vote thereon (the “Majority Stockholders”) approved the Amendment by written consent, in accordance with Section 78.320 of the Nevada Revised Statutes.

The Record Date for determining stockholders entitled to receive this Information Statement is June 30, 2021, the date that the Company’s stockholders approved the Approved Matters by written consent. As of the close of business on the Record Date, we had (i) 89,318,158 shares of our common stock issued and outstanding, each share of which is entitled to one vote on the matters acted upon in the action by written consent of our stockholders; (ii) 324,325 shares of our Series A Preferred Stock issued and outstanding, which cumulatively are entitled to 55% of the vote, on a fully diluted basis on the matters acted upon in the action by written consent of our stockholders and (iii) 7,568 shares of Series B Preferred stock issued and outstanding, each share of which is entitled to one hundred forty eight (148) votes on the matters acted upon in the action by written consent of our stockholders. Although the Majority Shareholders own 21,750,036 shares of Common Stock (24.4%), they also own 324,325 shares of our Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), which entitle them to 55% of the vote on a fully diluted basis on the Amendment. On the Record Date, the Majority Shareholders were entitled to approximately 74.3% of the vote on the Amendment.

Pursuant to the Nevada Revised Statutes, the Amendment will not be effective until filed with the Secretary of State of the State of Nevada and in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the Company will not file the Amendment with the Secretary of State of Nevada until at least 20 calendar days after the Information Statement is sent or given to the stockholders of record of the Company as of the Record Date.

THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON THE RECORD DATE IS JUNE 30, 2021.

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THE AMENDMENT

Proposed Shareholder Action

The Company proposes to amend its Articles of Incorporation (the “Amendment”) in order to increase the number of authorized shares of the Company’s common stock from 150,000,000, par value $0.001 per share, to 700,000,000, par value $0.001 per share. The increase in authorized shares shall not cause an increase in the amount of Common Stock outstanding.

The Board of Directors of the Company voted unanimously to implement the Amendment so that the Company may consummate a proposed acquisition (the “Acquisition”) by the Company of a target company that would require the Company to have more than 400,000,000 shares of Common Stock authorized in order to provide the owners of the target company sufficient equity consideration for the Acquisition. We have not entered into any binding agreements with respect to the Acquisition and the terms of the Acquisition are still being negotiated; therefore, there can be no assurance that an agreement on final terms for the Acquisition will ever be reached or that the Acquisition will ever occur.

The form of Amendment to be filed with the Secretary of Nevada is set forth as Exhibit A to this Information Statement.

Company Plans

Other than for the proposed Acquisition discussed above, the Company currently has no definitive plans to issue the newly authorized common stock provided for in the Amendment. The Company may issue additional common stock from time to time in the future for the purpose of raising capital or undertaking strategic acquisitions.

Potential Anti-Takeover Effect

The additional shares of common stock that will become available for issuance upon the adoption of the resolution could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by the potential Acquisition and other business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of the Amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the names of the Company’s executive officers and directors and all persons known by the Company to beneficially own 5% or more of the issued and outstanding common stock of the Company as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 89,318,158 outstanding shares of common stock. Except as otherwise listed below, the address of each person is 6888 S. Clinton Street, Suite 300, Greenwood Village, CO 80112. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

	Common Stock		Series A Preferred Stock(1)
Name of Beneficial	Number of Shares Owned	Percentage Owned	Number of Shares Owned	Percentage Owned
Directors and Officers
Kurt Rossner	7,250,012	8.1%	108,109	33.3%
Mark Breen	7,250,012	8.1%	108,108	33.3%
Michael Goerner	7,250,012	8.1%	108,108	33.3%
Jeffrey Rudolph	68,056	*	--	*
Kristin Baca	12,500	*	--	*
All officers and directors as a group (five persons)
5% Beneficial Owners:
Kurt Rossner	7,250,012	8.1%	108,109	33.3%
Mark Breen	7,250,012	8.1%	108,108	33.3%
Michael Goerner	7,250,012	8.1%	108,108	33.3%

(1)

Cumulatively has the right to vote in an amount equal to 55% of the total vote, on a fully diluted basis, with respect to any proposal relating to increasing the authorized share capital of the Company.

DISSENTER’S RIGHTS OF APPRAISAL

The Company’s Bylaws provide that Section 78.3793 of Nevada Revised Statue which provides dissenting shareholders with rights to obtain payment of the fair value of his/her shares in the case of a control share acquisition is not applicable to the Company. Accordingly, dissenting shareholders will not have rights to appraisal in connection with the amendment to the Articles of Incorporation discussed in this Information Statement.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Kurt Rossner, 6888 S. Clinton Street, Suite 300, Greenwood Village, CO 80112, or call the Company at (720)-235-0099 and we will promptly deliver the Information Statement to you upon your request. Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

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WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxy and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

●

Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, December 31, 2020 and September 30, 2020, which were filed on May 17, 2021; February 16, 2021 and November 16, 2020, respectively; and

●	Our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed on September 25, 2020 (the “Annual Report”).

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: July 21, 2021

By Order of the Board of Directors

/s/ Kurt Rossner
Kurt Rossner
Leafbuyer Technologies, Inc.
Chief Executive Officer and Director

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Exhibit A

Certificate of Amendment

LEAFBUYER TECHNOLOGIES, INC.

Articles of Amendment

Pursuant to the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statute, LEAFBUYER TECHNOLOGIES, INC., a Nevada corporation, does hereby amend its Articles of Incorporation.

1. The name of the corporation whose Articles of Incorporation are being amended by these Articles of Amendment is Leafbuyer Technologies, Inc., a Nevada corporation.

2. Section (a)(i) of Article IV of the Corporation’s Amended Articles of Incorporation is hereby amended to read in its entirety as follows:

“(i) The total number of shares of stock that the Corporation shall have authority to issue is 710,000,000 consisting of (i) 700,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:74.3%

4. Signature:

X___________________________

Signature of officer

A-1